UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2012

SPARTON CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-1000	38-1054690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Martingale Road Suite 2050 Schaumburg, Illinois	60173-2213
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 772-7866

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective as of May 1, 2012, Sparton Corporation’s Board of Directors approved changes to the Amended and Restated Code of Regulations of Sparton in order to (1) remove language regarding classes of directors and a staggered Board that is no longer necessary; (2) establish that no person shall be eligible for election as director if at the time of such election that person has reached the age of 73; and (3) require that Sparton purchase directors and officers insurance coverage (previously, the Code allowed Sparton to purchase insurance but did not mandate it).

The Amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This document will also be available on the Company’s website at www.sparton.com.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

Exhibit 99.1	Amendment to Amended and Restated Code of Regulations of Sparton Corporation as approved by the Board of Directors on May 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTON CORPORATION

Dated: May 1, 2012	By:	/s/ Cary B. Wood
Cary B. Wood, President and Chief Executive Officer

Index to Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
Exhibit 99.1	Amendment to Amended and Restated Code of Regulations of Sparton Corporation as approved by the Board of Directors on May 1, 2012.